UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

BIOSTAX CORP

(Exact name of registrant as specified in its charter)

Florida	000-54933	59-3226705
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2431 Aloma Ave, Suite 124, Winter Park, FL 32792

(Address of Principal Executive Offices) (Zip Code)

888-391-9355

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common	BSTAX	OTC PINK

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Roger Craig Suro as Director

On November 8, 2023 the board of directors of Biostax Corp, (the “Company”) appointed Mr. Roger Craig Suro, age 49 to the Board of Directors in accordance with the bylaws of the Issuer.

Mr. Suro began his career in the public section where he was Virginia’s Assistant Secretary of Health and Human Resources under Secretary Jane Woods. He later became a real estate developer with Realty Venture Groups LLC and has been a partner at Varidian LLC, a chemical manufacturer since 2009. In 2010 he co-founded CareTime LLC, a software company that supports home care agencies and he currently remains a principal there. In 2014 he co-founded the Tangier Island Oyster Company, a not for profit advocacy organization. From 2020-2022 he worked as a consultant at Statera Biopharma where he analyzed national legislation and policy proposals and advised the company on their potential impacts.

Since 2016 he has been on the HCA Hospitals of Richmond board and the HCA Division Region Market Advisory Committee. He has also been on the Pharma Doctors Hospital Board since 2022, the Greater Richmond YMCA board since 2013 and volunteers on its Property and Facilities committee. He has also been on the Steward School Board of Trustees since 2023 and the Community Board for the Blue Ridge Bank since 2018.

In 1997 he graduated from Clemson University with a Bachelor of Science degree in Business Commerce and he received an Executive Mini MBA from the University of Richmond in 2016.

There are no arrangements or understandings between Mr. Suro and any other persons pursuant to which he was selected as a director. There are no family relationships that exist between Mr. Suro and any directors or executive officers of the Company. In addition, there has been no transaction, nor is there any currently proposed transaction between Mr. Suro and the Company that would require disclosure under Item 404(a) of Regulation S-K.

SECTION 8 — OTHER EVENTS

Item 8.01	Other Events.

On November 15, 2023 Biostax Corp (the “Company”) issued a press release announcing the appointment of Mr. Roger Craig Suro to the Board of Directors. A Copy of the press release is attached to this report as Exhibit 99.1. The press release furnished in this report as Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release Dated November 15, 2023
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BISOSTAX CORP
By	/s/ Noreen Griffin
Name: Noreen Griffin Title: Chief Executive Officer

Date: November 15, 2023

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release Dated November 15, 2023
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)